Exhibit 10.26

VOTING AGREEMENT

THIS AGREEMENT dated as of          , 2018, by and among the undersigned, the owners or holders of the shares of Class B Common Stock (the “Subject Shares”) issued by US Xpress Enterprises, Inc., (“U S Xpress” or the “Company”) as set forth on Exhibit A, attached hereto. The undersigned Lisa Quinn Pate is sometimes referred to herein as “Lisa Pate”; William Eric Fuller is sometimes referred to herein as “Eric Fuller”; and Max L. Fuller is sometimes referred to herein as “Max Fuller”.  The undersigned trusts and entities, generally, and Lisa Pate, Eric Fuller and Max Fuller, generally, are each sometimes referred to herein as “Shareholder” and collectively as “Shareholders”).

WHEREAS, the Shareholders believe it to be in the best interests of themselves and the Company that their Subject Shares be voted in accordance with the provisions of this Agreement for a period of fifteen (15) years from the date hereof or the earlier termination of this Agreement in accordance with its terms in order to provide that the Subject Shares shall be voted by Lisa Pate, Eric Fuller and Max Fuller, or their successors designated in this Agreement, and in order that such Subject Shares shall be voted by persons having prudent and extensive experience in the management of the Company; and

WHEREAS, the Shareholders by entering into this Agreement, wish to provide an order of succession pursuant to which on the death or incapacity of any of Lisa Pate, Eric Fuller, or Max Fuller, their right to vote the Subject Shares held by or for them shall pass to their successors named herein, in the order and on the terms and conditions as set forth herein; and

WHEREAS, the Shareholders’ successors, as set forth herein, for such term as is provided, shall be the agent and attorney-in-fact of the Shareholders possessing the irrevocable powers and voting rights in accordance with the irrevocable proxies to be granted as set forth herein.

NOW THEREFORE, wishing to bind themselves, their heirs, successors and assigns, the undersigned Shareholders agree as follows:

1.                                      During the term of this Agreement, and until their death or incapacity (as defined herein), each of Lisa Pate, Eric Fuller and Max Fuller shall vote all of the Subject Shares now or hereafter held by them, or now or hereafter held for them without limitation (whether in trust, or in any other form or by any other entity), subject only to the designation of successors and the right of such successors to vote such shares as provided in Section 2 hereof. For purposes of this Agreement, the “incapacity” of an individual shall mean a condition of mental or physical disability that materially interferes with such individual’s ordinary, rational decision making, and as certified by a qualified medical professional.

2.                                      During the term of this Agreement and upon the death or incapacity of any of Lisa Pate, Eric Fuller or Max Fuller the right to vote their Subject Shares shall pass to the successors named below, in the order set forth, as follows:

a.                                      Successors to Lisa Pate upon her death or incapacity:

1.                                      Eric Fuller, if qualified, and for so long as he remains qualified;

2.                                      Max Fuller, if qualified and for so long as he remains qualified, if Eric Fuller is not qualified;

3.                                      If neither Eric Fuller nor Max Fuller is qualified, then there is no successor.

b.                                      Successors to Eric Fuller upon his death or incapacity:

1.                                      Max Fuller, if qualified, and for so long as he remains qualified;

2.                                      Lisa Pate, if qualified, and for so long as she remains qualified, if Max Fuller is not qualified;

3.                                      If neither Max Fuller nor Lisa Pate is qualified, then there is no successor.

c.                                       Successors to Max Fuller upon his death or incapacity:

1.                                      Eric Fuller, if qualified, and for so long as he remains qualified;

2.                                      Lisa Pate, if qualified and for so long as she remains qualified, if Eric Fuller not qualified;

3.                                      If neither Eric Fuller nor Lisa Pate is qualified, then there is no successor;

Provided, however, to be qualified to serve as a successor for purposes of this Agreement, the potential successor must both:

1.                                      be active in the management of the Company or serving on the Board of Directors thereof, at the time of and during the period of service as successor; and

2.                                      own (or hold) outright Subject Shares or be the beneficiary of a trust or other entity that holds Subject Shares on behalf of such potential successor at the time of and during the period of service as successor.

3.                                      The right of the successor to vote such Subject Shares shall include, but not be limited to, the right to vote at all annual, special or other meetings of the Company’s shareholders (or for purposes of any action by written consent in lieu of any such meeting or for purposes of taking any corporate action required or permitted to be taken by vote of the Company’s shareholders) and at any other time or times that such shares are required to be, or may be voted.

4.                                      Upon the execution of this Agreement, each of the Shareholders shall execute and deliver the irrevocable proxies in the form attached hereto as collective Annex A, which shall be effective upon the circumstances outlined in Section 2 hereof.

5.                                      From time to time, and as requested by such successors, the Shareholders and their heirs, executors, administrators, trustees, or guardians, agree to take any such further action as is reasonably necessary or desirable to cause all Subject Shares held by them to be subject to the provisions of this Agreement. In particular, and not in limitation of the foregoing provision, in the event of the death or incapacity of any Shareholder, their permitted transferees, personal representatives, successors, assigns, heirs, and grantees (and any subsequent transferees of those persons) shall become parties to this Agreement and shall execute and deliver irrevocable proxies in the form of proxy attached hereto as Annex A.

6.                                      Nothing in this Agreement shall limit or otherwise restrict the right of any Shareholder or their successors and assignees to sell, convert, transfer or dispose of the Subject Shares owned by them or held for their benefit.  Any Shareholder may, in the absolute discretion of such Shareholder, sell, convert, transfer, or dispose from time to time any or all of their shares subject to this Agreement. If such transfer is not otherwise permitted by the Company’s Charter, then such shares of Class B Common Stock shall be converted to shares of common stock prior to such transfer. Any transfer otherwise permitted by the Company’s Charter to a permitted transferee of such party of Class B Common Stock may be made without converting such shares to common stock provided that such transferred shares shall remain subject to this Agreement for the term hereof.

7.                                      This Agreement shall continue in effect until 15 years from the date of this Agreement; provided, however that this Agreement shall terminate (i) at such time as no Shareholder holds Subject Shares, (ii) at such time as no individual named as a successor in Section 2 of this Agreement is qualified to be a successor; and provided further, that this Agreement may be terminated at any time by a written agreement signed by all Shareholders then a party to the Agreement.

8.                                      This Agreement may not be modified or amended except by a written agreement signed by or on behalf of each Shareholder then a party to the Agreement.

9.                                      Each Shareholder agrees to perform any act and to execute and deliver any documents or instruments which may be reasonably necessary or desirable to fully implement the provisions of this Agreement.

10.                               This Agreement supersedes, terminates and cancels all other oral or written agreements entered into prior to the date of this Agreement between any of the parties with respect to the matters covered herein.

11.                               This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument

12.                               The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. If any provision of this Agreement is determined by a court of competent jurisdiction to be in conflict with applicable law, then such provision will not be wholly invalid but will be enforced to the maximum extent permitted by law.

13.                               The omission by any party to insist upon strict performance of any provision of this Agreement shall not be construed as a waiver of such provision, and the waiver by any party of a breach of any provision of this Agreement shall not be construed as a waiver of any subsequent breach of such provision.

14.                               This Agreement shall be binding upon and enforceable by the permitted transferees, personal representatives, successors, assigns, heirs, grantees and pledgees of the parties and of any subsequent transferees of those persons.

15.                               This Agreement has been entered into and shall be governed, construed and interpreted pursuant to and in accordance with the laws of the State of Nevada.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement effective the day and year first above written.

SHAREHOLDERS:

LISA QUINN PATE

(Individually and as Trustee of the Trust U/Anna Marie Quinn dtd 8/13/12 f/b/a Lisa M. Pate)

WILLIAM ERIC FULLER

(Individually and as Trustee of the Max L. Fuller 2008 Irrevocable Trust f/b/o William E. Fuller)

MAX FULLER

(Individually and as Trustee of the Max Fuller Revocable Trust, Max Fuller, Trustee)

ANNEX A

FORM OF IRREVOCABLE PROXY

In consideration of the receipt of One Dollar ($1.00), cash in hand paid, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned shareholders nominate and appoint LISA QUINN PATE as their true and lawful attorney, with full power of substitution for and in their name, to vote all of the shares of Class B Common Stock of US Xpress Enterprises, Inc., a Nevada corporation, of which the undersigned shareholders are or hereafter may be the owner, at any and all annual, special or other meetings of the shareholders of US Xpress Enterprises, Inc. and for any and all purposes, so long as this irrevocable proxy remains in full force and effect; the attorney is to have all of the powers which the undersigned parties would possess if present personally at any meetings; provided that this nomination and appointment shall only be effective upon and for so long as required by the terms of the Voting Agreement dated as of              , 2018, to which the undersigned are parties, and it shall continue in effect until such date as the Voting Agreement shall terminate.

Dated this   th day of     , 20  .

SHAREHOLDERS

(Individually and as Trustee of the Max L. Fuller 2008 Irrevocable Trust f/b/o William E. Fuller Trust)

(Individually and as Trustee of the Max Fuller Revocable Trust. Max Fuller, Trustee)

FORM OF IRREVOCABLE PROXY

In consideration of the receipt of One Dollar ($1.00), cash in hand paid, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned shareholders nominate and appoint WILLIAM ERIC FULLER as their true and lawful attorney, with full power of substitution for and in their name, to vote all of the shares of Class B Common Stock of US Xpress Enterprises, Inc., a Nevada corporation of which the undersigned shareholders are or hereafter may be the owner, at any and all annual, special or other meetings of the shareholders of US Xpress Enterprises, Inc. and for any and all purposes, so long as this irrevocable proxy remains in full force and effect; the attorney is to have all of the powers which the undersigned parties would possess if present personally at any meetings; provided that this nomination and appointment shall only be effective upon and for so long as required by the terms of the Voting Agreement dated               , 2018, to which the undersigned are parties, and it shall continue in effect until such date as the Voting Agreement shall terminate.

Dated this   th day of     , 20  .

SHAREHOLDERS

(Individually and as Trustee of the Max Fuller Revocable Trust. Max Fuller, Trustee)

(Individually and as Trustee of the Trust U/Anna Marie Quinn dtd 8/13/12 f/b/o Lisa M. Pate)

FORM OF IRREVOCABLE PROXY

In consideration of the receipt of One Dollar ($1.00), cash in hand paid, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned shareholders nominate and appoint MAX L. FULLER as their true and lawful attorney, with full power of substitution for and in their name, to vote all of the shares of Class B Common Stock of US Xpress Enterprises, Inc., a Nevada corporation of which the undersigned shareholders are or hereafter may be the owner, at any and all annual, special or other meetings of the shareholders of US Xpress Enterprises, Inc. and for any and all purposes, so long as this irrevocable proxy remains in full force and effect; the attorney is to have all of the powers which the undersigned parties would possess if present personally at any meetings; provided that this nomination and appointment shall only be effective upon and for so long as required by the terms of the Voting Agreement dated               , 2018, to which the undersigned are parties, and it shall continue in effect until such date as the Voting Agreement shall terminate.

Dated this   th day of     , 20  .

SHAREHOLDERS

(Individually and as Trustee of the Max L. Fuller 2008 Irrevocable Trust f/b/o William E. Fuller Trust)

(Individually and as Trustee of the Trust U/Anna Marie Quinn dtd 8/13/12 f/b/o Lisa M. Pate)

EXHIBIT A

SHAREHOLDERS AND SHAREHOLDINGS

SHAREHOLDERS	SHAREHOLDINGS
Lisa Quinn Pate
William Eric Fuller
Max Fuller